UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                   Date of report (Date of earliest event reported)        July 15, 2010

NEXEN INC.
 (Exact Name of Registrant as Specified in Its Charter)

CANADA
(State or Other Jurisdiction of Incorporation)

1-6702 (Commission File Number)	98-6000202 (I.R.S. Employer Identification No.)

801 – 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of Principal Executive Offices)	(Zip Code)

(403) 699-4000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition.

On July 15, 2010, Nexen Inc. issued a press release announcing its second quarter results for fiscal 2010. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report and the exhibit hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report and the exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.                      Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of Nexen Inc. dated July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 15, 2010

NEXEN INC.

By:	/s/ Rick C. Beingessner
Name: Rick C. Beingessner
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Nexen Inc. dated July 15, 2010.